                                                                    Exhibit 24.1

                                POWER OF ATTORNEY

The  undersigned  hereby appoints Peter A. Cohen,  Morgan B. Stark,  Thomas W.
Strauss,  Jeffrey M. Solomon, Marran H. Ogilvie and Owen S. Littman, or any of
them,  his true and lawful  attorney-in  fact and agent to execute for, and on behalf of, the  undersigned  all Forms 3, 4 and 5 required  to be filed  under
Section 16(a) of the Securities  Exchange Act of 1934 and the rules thereunder as a result of the undersigned's  beneficial ownership of, or participation in a group with respect to, securities directly or indirectly  beneficially owned by Ramius Capital Group,  L.L.C. or any of its  affiliates,  and granting unto said  attorney-in-fact  and agent full power and  authority  to do and perform each and  every  act and thing  which he might or could do in  person,  hereby ratifying  and  confirming  all  that  said  attorney-in-fact  and  agent  may lawfully do or cause to be done by virtue  hereof.  The  authority of Peter A.
Cohen,  Morgan B. Stark,  Thomas W.  Strauss,  Jeffrey M.  Solomon,  Marran H.
Ogilvie  and Owen S.  Littman,  or any of them,  under this Power of  Attorney shall remain in full force and effect until  revoked by the  undersigned  in a signed writing delivered to the foregoing attorneys-in-fact.

Date: August 16, 2007

                                       /s/ Peter A. Cohen
                                       ---------------------------------------
                                       Peter A. Cohen

                                       /s/ Morgan B. Stark
                                       ---------------------------------------
                                       Morgan B. Stark

                                       /s/ Jeffrey M. Solomon
                                       ---------------------------------------
                                       Jeffrey M. Solomon

                                       /s/ Thomas W. Strauss
                                       ---------------------------------------
                                       Thomas W. Strauss